Exhibit 99.1

CAESARS
ENTERTAINMENT
CATSARS
ENTERTAINMENT
2 0 1 7 I N V E S T O R & A N A L Y S T E V E N T

CAESARS ENTERTAINMENT

Primed for Value Creation & Growth

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT CORPORATION

MARK FRISSORA
PRESIDENT & CEO

OCTOBER 24, 2017

1

Forward Looking Statements
Certain information in this presentation and discussed at the conference which this presentation accompanies constitutes forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. They relate to, among other things, the Company’s plans, strategies and opportunities. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of words such as “expects”, “plans”, “opportunity” and similar words and variations thereof. This information is based on the Company’s current expectations and actual results could vary materially depending on risks and uncertainties that may affect the Company’s operations, markets, services, prices and other factors as discussed in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, the impact of our new operating structure post-emergence, our ability to realize improvements in our business and results of operations through planned initiatives, industry and economic conditions, competitive, legal, governmental and technological factors. There is no assurance that the Company’s expectations will be realized.
The forward-looking information in this presentation and discussed at the conference which this presentation accompanies reflects the opinion of management as of today. Please be advised that developments subsequent to this call are likely to cause this information to become outdated with the passage of time. The Company assumes no obligation to update any forward-looking information contained in this presentation or discussed at the conference which this presentation accompanies should circumstances change, except as otherwise required by securities and other applicable laws.

Use of Non-GAAP Measures
The following non-GAAP measures will be used in the presentation and discussed at the conference which this presentation accompanies:
• Adjusted EBITDA
• Property EBITDA
• Free Cash Flow
Definitions of these non-GAAP measures, reconciliations to their nearest GAAP measures, and the reasons management believes these measures provide useful information for investors, can be found on Slide 4 and in the Appendix to this presentation, beginning on Slide 37.

Important Information About Presentation of Results
On January 15, 2015, Caesars Entertainment Operating Company, Inc. filed a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code, resulting in the deconsolidation of CEOC effective as of such date. As such, amounts presented in this presentation exclude the operating results of CEOC subsequent to January 15, 2015, unless otherwise stated, and analysis of our operating results in this presentation and as may be discussed at the conference which this presentation accompanies include those components that remain in the consolidated CEC entity subsequent to the deconsolidation of CEOC. “CEC” represents CERP, CGP and associated parent company and elimination adjustments that represent the current CEC consolidated structure.
However, we are also providing certain supplemental information as if we had continued to consolidate CEOC throughout the second quarter of 2017. This information includes both stand-alone CEOC financials and key metrics for the second quarter of 2017, and certain financial information for CEC as if CEOC remained a consolidated entity during the quarter. This information within this presentation may be different from CEOC’s standalone results separately provided due to immaterial adjustments, rounding, and basis of presentation differences. CEC will reacquired CEOC’s operations upon CEOC’s emergence from bankruptcy. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of the entire “Caesars” enterprise, including CEOC and consistent with the management services provided across the system’s properties. As a result of the deconsolidation of CEOC during CEOC’s bankruptcy, CEC generated no direct economic benefits from CEOC’s results. This supplemental information is non-GAAP. It is not preferable to GAAP results provided elsewhere in this presentation or discussed on the conference this presentation accompanies, but is used by management as an analytical tool to assess the results of all properties owned, managed or branded by a Caesars entity, regardless of consolidation. Additionally, the results are not necessarily indicative of future performance or of the results that will be reported now that the reorganization of CEOC has been completed. Supplemental materials have been posted on the Caesars Entertainment Investor Relations website at 4 http://investor.caesars.com/financials.cfm

I N V E S T O R    &    A N A L Y S T    E V E N T
Agenda
Solid Foundation
Focusing on the Core
Expansion Opportunities
5

I N V E S T O R    &    A N A L Y S T    E V E N T S O LID F O U N D A T I O N
A Simpler Operating Structure
Caesars Entertainment
100%
MANAGED, INTERNATIONAL, LAS VEGAS REGIONAL
CORPORATE & OTHER

I N V E S T O R    &    A N A L Y S T    E V E N T S O LID F O U N D A T I O N
Significantly Reduced Cost of Capital REDUCED ANNUAL INTEREST
OBLIGATIONS
$ 290 MILLION BY
7

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

SOLID FOUNDATION

Delivering Strong Performance

Gaming	Hotel	F&B	Entertainment
Leveraging #1 Gaming Position Domestically	Renovated >10,000 rooms enterprise wide[1]	Rolling out new celebrity chef concepts	#3 in live entertainment bookings

EXPANDING MARGIN ON THE CORE, WHILE FOCUSING ON CUSTOMER AND EMPLOYEE ENGAGEMENT





1. Since 2014

8

I N V E S T O R    &    A N A L Y S T    E V E N T S O LID F O U N D A T I O N
Leading Gaming Position In The U.S.
Testing new technologies and platforms to enhance relationships with our existing customer base while engaging a new generation of gamers
Multiple new side bets Piloting skills-based gambling
SKILLS-BASED
Record-breaking year for GAMBLING ONLINE WORLD
MACHINES SERIES OF POKER
World Series of Poker eSports leader on The Strip with Microsoft and Amazon events
INTERNET ESPORTS GAMBLING EVENTS

I N V E S T O R    &    A N A L Y S T    E V E N T S O LID F O U N D A T I O N
~50% Room Product Renovated Over Two and a Half Years
Planet Hollywood Imperial Palace to The LINQ

INVESTOR & ANALYST EVENT

SOLID FOUNDATION

CAESARS ENTERTAINMENT

Unique Food & Beverage Concepts

Average 210% increase in revenue for restaurant location when introducing celebrity chef concept


NOBU MATSUHISA
MR CHOW
GORDON RAMSAY
GIADA DE LAURENTIIS
BOBBY FLAY
GUY FIERI
STEVE MARTORANO
GUY SAVOY

11

CAESARS ENTERTAINMENT
INVESTOR & ANALYST EVENT
SOLID FOUNDATION

First-Class Entertainment Offerings

TOP-RATED VENUES AND HEADLINER RESIDENCIES

- #3 live entertainment promoter worldwide
- The AXIS is #1 theater venue
- Jennifer Lopez: second-highest average ticket price worldwide
- Backstreet Boys: one of the fastest-selling shows in Las Vegas history


BRITNEY
BACKSTREET BOYS
LARGER THAN LIFE
LAS VEGAS
JENNIFER LOPEZ
THE WHO
PITBULL
TIME OF OUR LIVES
LAS VEGAS
LIONEL RICHIE
LAS VEGAS
Céline

12

INVESTOR & ANALYST EVENT
SOLID FOUNDATION

CAESARS ENTERTAINMENT

Engaged Customers & Employees

CAESARS ENTERTAINMENT

tripadvisor 2017 WINNER CERTIFICATE OF EXCELLENCE

25 Caesars Entertainment resorts earned TripAdvisor's 2017 Certificate of Excellence

CAESARS ENTERTAINMENT

EMPLOYEE ENGAGEMENT AWARDS NORTH AMERICA 2017 WINNER

Rewards & Recognition Company of the Year, first runner up in the Enterprise Engagement Category

CAESARS PALACE LAS VEGAS | THE CROMWELL LAS VEGAS

USA TODAY 10BEST READERS' CHOICE 2017

Caesars Palace and Cromwell ranked among the top US Casinos by USA Today

13

I N V E S T O R    &    A N A L Y S T    E V E N T
Agenda
Investor Value Proposition
Proven Management Solid Execution
Foundation
Significant Presence in Focusing Growing Las Vegas on the Core Strongest Loyalty Program in the Gaming Industry Expansion Strong Free Cash Flow
Opportunities Profile
Network Expansion
14 Opportunities

INVESTOR & ANALYST EVENT

FOCUSING ON THE CORE

CAESARS ENTERTAINMENT

Proven Management Execution[1]

+$718 M
ADJUSTED EBITDA IMPROVEMENT

~$10 B
REDUCTION IN DEBT [2]

+773bps
ADJUSTED EBITDA MARGIN

>$2 B
AGGREGATE CAPITAL DEPLOYED

$1.6 B
REDUCTION IN ANNUAL FIXED CHARGES

Note: All information is displayed on an enterprise wide basis, which is defined as CEC + CEOC; Reflects sale of CIE SMG business.
1. Metrics measure change from 2014 to Q2 2017 TTM.
2. Reduction in financial debt is enterprise wide total $25.6 billion less $9.6 billion upon emergence, adjusted for capitalized lease obligation.

15

CAESARS ENTERTAINMENT
INVESTOR & ANALYST EVENT
FOCUSING ON THE CORE

Proven Management Execution

Maintaining Forward Momentum

Executing hundreds of initiatives to improve efficiency and increase revenue, led by the new **Office of Continuous Improvement**

CAESARS PALACE LAS VEGAS	CAESARS PALACE LAS VEGAS	HORSESHOE. SOUTHERN INDIANA
-9.9%	**+10.5%**	**-3.4%**
ROOM DEEP CLEANING COSTS THROUGH OPTIMIZED SCHEDULING AND PROCESSES	**RECORD BUFFET COVER** THROUGH LEAN PROCESSES AND NEW TECHNOLOGY	**GAMING TABLE DEALER HOURS** THROUGH OPENING PROCEDURE EFFICIENCIES

- Focus on projects that increase employee and customer satisfaction
- Led by Brent Lessing, Senior Vice President of Continuous Improvement
- Targeting to at least offset inflationary pressures

16

INVESTOR & ANALYST EVENT

FOCUSING ON THE CORE

CAESARS ENTERTAINMENT

Proven Management Execution
Leveraging Technology as a Catalyst

Deploying best-in-class, secure, cloud-based solutions

NEW MARKETING SYSTEM ENHANCES CUSTOMER SATISFACTION AND LIFTS REVENUE

NEW SYSTEM	salesforce
ROLL OUT	IMPLEMENTATION STARTED; EXPECT COMPLETION IN **MID-2018**
VALUE ADDED	**>$80 MILLION IN EBITDA**

NEW FINANCE SYSTEM REPLACES 30+ YEAR OLD SYSTEM

NEW SYSTEM	ORACLE SOFTWARE POWERS THE INTERNET
ROLL OUT	PHASE 1 ROLLED-OUT TO **>1,600 EMPLOYEES**
VALUE ADDED	**$10 MILLION COST REDUCTION**

17

I N V E S T O R    &    A N A L Y S T    E V E N T F OCU SI N G O N T H E C O R E
Significant Presence in Growing Las Vegas With 63% EBITDA
Exposure

INVESTOR & ANALYST EVENT

FOCUSING ON THE CORE

CAESARS ENTERTAINMENT

Significant Presence in Growing Las Vegas

Compelling Las Vegas Position

LAS VEGAS FUNDAMENTALS ARE STRONG

2014 – 2Q17 LTM

- **+4%** VISITATION TO 42.7M
- **+13%** ROOM REVENUE
- **+12%** TOTAL DEPLANED AIR PASSENGERS
- **+23%** CONVENTION ATTENDEES

CZR HAS SIGNIFICANT LAS VEGAS EXPOSURE

Q2 2017 LTM PROPERTY EBITDA

ADJUSTED FOR EXPECTED FULL-YEAR LEASE PAYMENT TO REIT[1]


9%
OTHER[4]
28%
REGIONAL
63%
LAS VEGAS[3]

NOTE: Las Vegas market growth data sourced from the Las Vegas Convention and Visitor Authority "LVCVA".
1. Caesars pro-forma EBITDA post expected annual property lease/rent payments totaling $640 mm to the REIT in the year following emergence.
2. Las Vegas property EBITDA is less Caesars Palace Las Vegas expected annual rent of $165 million in the year following emergence.
3. Regional property EBITDA is less expected annual rent of $465 million in the year following emergence.
4. Other property EBITDA is less expected annual rent payment of $10 million for golf courses in the year following emergence.

19

I N V E S T O R    &    A N A L Y S T    E V E N T F OCU SI N G O N T H E C O R E
Significant Presence in Growing Las Vegas
Outpacing Peers in Las Vegas
LAS VEGAS STRIP GAMING REVENUES CAESARS LAS VEGAS GROSS REVENUE
2 0 1 4    – 2 Q 1 7    L T M $ M I L L I O N S
INDEXED 2014 = 100
+9%
110 GROWTH
+9% 1,631 +23% 1,068
GROWTH GROWTH
105
1,501
100 866
-1%
GROWTH
95
2014 2015 2016 Q2 2017
LTM GAMING HOTEL
Caesars Peers 2014 2Q17 LTM 2014 2Q17 LTM

Note: Peer data is LVCVA revenues for the LV Strip, less Caesars gross gaming revenue.

I N V E S T O R    &    A N A L Y S T    E V E N T F OCU SI N G O N T H E C O R E
Significant Presence in Growing Las Vegas
Additional Hotel Revenue Upside
Renovating >15K rooms in our Las Vegas Room updates underway at properties as part of our five year plan our Las Vegas properties
LAS VEGAS RENOVATION TIMELINE
C U M U L A T I V E    R O O M S
25,000
20,000
15,000
10,000 89% 80% 71% 50%
5,000 32%
2016 2017E 2018E 2019E 2020E Opened newly redesigned meeting space at the Flamingo on July 31st
RENOVATED NON-RENOVATED1

1. Non-renovated defined as rooms not renovated since 2014.

I N V E S T O R    &    A N A L Y S T    E V E N T F OCU SI N G O N T H E C O R E
Strongest Loyalty Program in the Gaming Industry
50+ MILLION TOTAL REWARDS MEMBERS
+7%
GAMING VIP POSITION MEMBER GROWTH IN U.S.
Note: VIP represents $400+ players

INVESTOR & ANALYST EVENT
FOCUSING ON THE CORE

CAESARS ENTERTAINMENT

Strongest Loyalty Program in the Gaming Industry

Enhancing Revenue & Engagement

Total Rewards properties capture more than their fair share of gaming revenues

Driving engagement and revenue with Play by TR app

"FAIR SHARE" ANALYSIS OF KEY LOCATIONS

ACTUAL VS. "EXPECTED" REVENUE, Q2 2017


149%
144%
137%
121%
119%
118%
117%
108%
95%
85%
"Fair Share" 100%
OTHER NEVADA
TUNICA
NEW ORLEANS
KANSAS CITY
NW LOUISIANA
INDIANA/ ILLINOIS
GULF COAST
LAS VEGAS
IOWA
ATLANTIC CITY/ PHILADELPHIA

PLAY BY TR APP GROWTH

DOWNLOADS & REVENUE, MILLIONS


$12.3
QUARTERLY CAGR: +56%
1.1
0.8
$7.1
0.4
QUARTERLY CAGR: +59%
0.1
$2.0
2013
2014
2015
2016
2Q17
CUMULATIVE DOWNLOADS
CUMULATIVE REVENUES

Note: "Fair Share" is defined as expected share of revenue based on number of units in the location; Data for Iowa, Indiana/Illinois, Kansas City, New Orleans and NW Louisiana are based on gross gaming revenue; all other markets are based on net gaming revenue.

23

INVESTOR & ANALYST EVENT
FOCUSING ON THE CORE

CAESARS ENTERTAINMENT

Strongest Loyalty Program in the Gaming Industry
New Features & Partnerships

Expanded Total Rewards offerings and partnerships give members more benefits and drive increased engagement

INCREMENTAL TOUCH POINTS DRIVE INCREASED GUEST VALUE

Gaming Revenue Over 12 Month Period Pre & Post Action

+11%	+26%	+18%
DOWNLOAD PLAY BY TR APP	SIGN UP FOR CREDIT CARD	ENGAGE WITH EMAIL

EXPANDING OUR PARTNERSHIPS

- Total Rewards partnerships generate incremental gaming and total spend at our properties
- New Wyndham Rewards partnership is expected to add thousands of room night bookings at Total Rewards properties

WYNDHAM REWARDS | TOTAL REWARDS
A winning combination

24

I N V E S T O R    &    A N A L Y S T    E V E N T F OCU SI N G O N T H E C O R E
Strong Free Cash Flow Profile

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

FOCUSING ON THE CORE

Strong Organic Free Cash Flow Profile Enables Investment in Future Growth

ENTERPRISE WIDE (CEC + CEOC) ILLUSTRATIVE FREE CASH FLOW

$ MILLIONS

Q2 2017 LTM Enterprise Wide Adjusted EBITDA[1]	**$2,180**
Less Steady State Capital Expenditure[2]	425
Less Expected Lease Expense[3]	640
Less Expected Interest Expense[4]	420
Steady State Potential Discretionary Free Cash Flow	**$695**

- Improved operating performance plus refinancings have driven significant free cash flow growth
- Strong organic free cash flows enable us to invest in network expansion opportunities

Note: All information is displayed on an enterprise wide basis.

1. Enterprise wide Adjusted EBITDA figures exclude CIE SMG Business. See Appendix for Adjusted EBITDA reconciliation.
2. We plan to spend ~$670 million this year, and in the next few years that will drop to $500-580 million as we continue to capture the ADR upside opportunity still available across some of properties. Over the longer-term, we estimate steady state capex for the enterprise to be ~$425 million.
3. Expected lease expense which assumes $640 million rent payment to the REIT in the year following emergence.
4. Reflects capital structure post emergence, newly priced refinancing of CRC and repayment of Philadelphia debt.

26

INVESTOR & ANALYST EVENT

FOCUSING ON THE CORE

CAESARS ENTERTAINMENT

Reduced Leverage & Cost of Capital

New CEC Emergence Credit Statistics

DEBT[1]
$ BILLIONS


$23.5
$8.5
BASE DEBT
2014
EMERGENCE

NET LEVERAGE [1, 2]
DEBT/ADJUSTED EBITDAR


14.0x
4.2x
BASE LEVERAGE[3]
2014
EMERGENCE

FIXED CHARGES [4]
$ MILLIONS


$2,670
$1.6B
REDUCTION
$1,060
RENT
$640
INTEREST
EXPENSE
$420
2014
EMERGENCE

1. Reflects sale of CIE SMG business.
2. 2014 leverage based on debt as of December 31, 2014 and 2014 Adjusted EBITDA.
3. Base net leverage at emergence (before convert and capitalized lease obligation) based on debt of $8.5 bn and 2Q FY17 LTM Adjusted EBITDA, less projected annual rent payment of $640 mm to REIT in the year following emergence.
4. Fixed charges at emergence assumes newly priced refinancing of CRC.

27

I N V E S T O R    &    A N A L Y S T    E V E N T
Agenda
Investor Value Proposition
Proven Management Solid Execution
Foundation
Significant Presence in Growing Las Vegas
Focusing
on the Core Strongest Loyalty Program in the Gaming Industry Expansion Strong Free Cash Flow
Opportunities Profile
Network Expansion

Opportunities

I N V E S T O R    &    A N A L Y S T    E V E N T EX PA N SI ON O P P O R T U N I T I E S
Pursuing a Broad Range of Options
LAS VEGAS DEVELOPMENT GLOBAL TRADITIONAL BRANDING DEVELOPMENT REAL ESTATE M&A AND
LICENSING

INVESTOR & ANALYST EVENT

EXPANSION OPPORTUNITIES

CAESARS ENTERTAINMENT

Las Vegas Real Estate Development

Developing and monetizing large underutilized commercial scale properties adjacent to the Las Vegas strip in our real estate portfolio


ENCORE
WYNN
PALAZZO
VENETIAN
The LINQ
PARIS
FLAMINGO
PLANET HOLLYWOOD
HARRAH'S
BALLY'S
CROMWELL
FASHION SHOW MALL
TI
MIRAGE
COSMO
CAESARS PALACE
BELLAGIO
CITY CENTER
RIO
Potential areas for development



CAESARS ENTERTAINMENT STUDIOS



CONVENTION CENTER

~7 acres IN FRONT OF CAESARS PALACE

~39 acres ADJACENT TO THE LINQ

~50 acres ADJACENT TO BALLY'S, PARIS & PLANET HOLLYWOOD

30

INVESTOR & ANALYST EVENT
EXPANSION OPPORTUNITIES

CAESARS ENTERTAINMENT

Global Development Opportunities



SOUTH KOREA

Preliminary approval for foreigners-only destination received


CAESARS

JAPAN

Bidding environment values integrity, collaboration and partnerships, all CZR strengths



BRAZIL

Considering gaming legislation

Experience working in South America via Punta del Este joint venture

31

INVESTOR & ANALYST EVENT

EXPANSION OPPORTUNITIES

Evaluating M&A Options

Resolution of bankruptcy and improved capital structure will enhance flexibility for M&A

VALUE CREATION OPPORTUNITY FROM POTENTIAL FUTURE M&A

- Immediate synergies through Total Rewards
- REIT collaboration
- Leverage efficient operating model
- Consolidation of operations
- Greater diversification of portfolio

IMPACTS OF PARTICIPATING IN TOTAL REWARDS

12 MONTHS PRIOR VS. 12 MONTHS POST


232%
49%
23%
27%
26%
19%
14%
5%
PLANET HOLLYWOOD
ACQUIRED 2009
FLAMINGO
ACQUIRED 2006
EBITDA
GROSS GAMING REVENUE
RETAIL REVENUE
F&B REVENUE

32

I N V E S T O R    &    A N A L Y S T    E V E N T EX PA N SI ON O P P O R T U N I T I E S
Extending our Brand Footprint
Pursuing licensing and management partnership agreements for Caesars Entertainment branded properties
A PORTFOLIO OF ICONIC BRANDS AN ASSET-LIGHT GROWTH VEHICLE
â–º Low capital-intensity option to expand our leading brands into domestic and international markets
â–º Ability to leverage Total Rewards network to enhance property performance and capture market share
â–º Pursuing domestic and global opportunities

Caesars
Entertainment

Appendix: Presentation of FCF
Free Cash Flow is defined as the cash generated after paying expenses required to maintain operations and is comprised of Adjusted EBITDA less (i) expected steady state capital expenditures, (ii) expected lease payments, and (iii) expected interest expense. Management believes that Free Cash Flow is a useful measure to describe the Company’s financial performance and measures the Company’s ability to generate additional cash from business operations. The illustrative data herein is used by management to provide meaningful financial information on a forward-looking basis by adjusting for (i) expected steady state long-term capital expenditures, which are estimated at $425 million; (ii) expected lease payments, which assumes $640 million rent payment to the REIT in the year following emergence; and (iii) estimated interest expense of $440 million, which reflects the capital structure post emergence and newly priced refinancing of CRC. The Company expects capital expenditures to be higher in the short-term ($670 million are expected for 2017 dropping to $500 million to $580 million a few years thereafter), but believes capital expenditures will decline over the next few years as the Company continues to capture the ADR upside opportunity available at some properties.
Free cash flow is considered a non-GAAP financial measure and should not be construed as an alternative to net income/(loss) as an indicator of operation performance or an alternative to cash flow provided by operating activities as a measure of liquidity as determined by U.S. GAAP. Because not all companies use identical calculations, the presentation of Free Cash Flow may not be comparable to other similarly titled measures of other companies.

CAESARS ENTERTAINMENT

Reconciliation Of Non-GAAP Information: Q2 2017 LTM Adjusted EBITDA

CAESARS ENTERTAINMENT CORPORATION
SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET INCOME/(LOSS) ATTRIBUTABLE TO CAESARS ENTERTAINMENT CORPORATION TO LTM PROPERTY EBITDAR AND LTM ADJUSTED EBITDA

(In millions)	(1) Six Months Ended June 30, 2017	(2) Six Months Ended June 30, 2016	(3) Year Ended December 31, 2016	(3)-(2)+(1) LTM June 30, 2017
Net income/(loss) attributable to company	$ (1,988)	$ (2,385)	$ (3,569)	$ (3,172)
Net income/(loss) attributable to non-controlling interests	38	68	822	792
Net income from discontinued operations	-	(58)	(3,380)	(3,322)
Income tax (benefit)/provision	103	10	27	120
Restructuring of CEOC and other [a]	1,873	2,263	5,758	5,368
Interest expense	289	301	599	587
Income/(loss) from operations	315	199	257	373
Depreciation and amortization	198	215	439	422
Other operating costs [b]	15	42	89	62
Corporate expense	73	81	166	158
CIE stock-based compensation	-	43	189	146
Property EBITDAR	**$ 601**	**$ 580**	**$ 1,140**	**$ 1,161**
Corporate expense	(73)	(81)	(166)	(158)
Stock-based compensation expense [c]	15	24	40	31
Other items [d]	20	28	56	48
Adjusted EBITDAR, CEC	**$ 563**	**$ 551**	**$ 1,070**	**$ 1,082**
Adjusted EBITDAR Margin, CEC	28.7%	28.4%	27.6%	27.7%
Adjusted EBITDAR, CEOC [e]	**$ 553**	**$ 595**	**$ 1,140**	**$ 1,098**
Adjusted EBITDAR Margin, CEOC	25.4%	26.4%	25.1%	24.6%
Adjusted EBITDAR, CEC + CEOC	**$ 1,116**	**$ 1,146**	**$ 2,210**	**$ 2,180**
Adjusted EBITDAR Margin, CEC + CEOC	27.0%	27.3%	26.3%	26.1%
Rent expense	-	-	-	-
Adjusted EBITDA, CEC + CEOC	**$ 1,116**	**$ 1,146**	**$ 2,210**	**$ 2,180**
Adjusted EBITDA Margin, CEC + CEOC	27.0%	27.3%	26.3%	26.1%

36

Reconciliation Of Non-GAAP Information: 2014 Adjusted EBITDA
CAESARS ENTERTAINMENT CORPORATION SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET INCOME/(LOSS) ATTRIBUTABLE TO CAESARS ENTERTAINMENT CORPORATION
TO LTM PROPERTY EBITDAR AND LTM ADJUSTED EBITDAR
(In millions) 2014
Net income/(loss) attributable to company $                (2,783) Net income/(loss) attributable to non-controlling interests                (83) Net income from discontinued operations                143 Income tax (benefit)/provision                (596) Restructuring of CEOC and other (a)                95 Interest expense                2,669 Income/(loss) from operations                (555) Depreciation and amortization                658 Impairments of goodwill                695 Impairments of tangible and intangible assets                299 Other operating costs (b)                203 Corporate expense                232 CIE stock-based compensation                49 EBITDA attributable to discontinued operations                (7)
Property EBITDAR $                1,574
Corporate expense                (232) Stock-based compensation expense (c)                45 Other items (d)                75
Adjusted EBITDAR $                1,462
Adjusted EBITDA Margin 18.4%
Rent Expense                -
Adjusted EBITDA $                1,462
Adjusted EBITDA Margin 18.4%

Reconciliation Of Non-GAAP Information: Q2 2017 LTM Net Revenue
CAESARS ENTERTAINMENT CORPORATION SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET REVENUES TO CAESARS ENTERTAINMENT CORPORATION
(In millions) Net Revenues by Entity
(1) (2) (3) (1)-(2)+(3) Six Months Six Months Year Ended LTM Ended June Ended June December 31, June 30, 30, 2017 30, 2016 2016 2017
CERP $                1,116 $                1,090 $                2,195 $                2,221 CGP                 856                 861                1,697                1,692 Other                (7)                (9)                  (15)                 (13) Continuing CEC $                1,965 $                1,942 $                3,877 $                3,900
CEOC (e)                2,173                2,256                 4,541                4,458 CEC + CEOC $                4,138 $                4,198 $                8,418 $                8,358

Reconciliation Of Non-GAAP Information: Notes
Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash and other items as exhibited in the above reconciliation, and is presented as a supplemental measure of the Company’s performance. Management believes that Adjusted EBITDA provides investors with additional information and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the Company. In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of the Company. Adjusted EBITDA Margin is the ratio of Adjusted EBITDA to Net Revenue and is presented for the same reasons as Adjusted EBITDA noted above.
Because not all companies use identical calculations, the presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. a) Primarily represents CEC’s estimated costs in connection with the restructuring of CEOC. b) Amounts primarily represent costs incurred in connection with property openings and expansion projects at existing properties, costs associated with the development activities and reorganization activities, and/or recoveries associated with such items. c) Amounts represent stock-based compensation expense related to shares, stock options, and restricted stock units granted to the Company’s employees. d) Amounts represent add-backs and deductions from EBITDA permitted under certain indentures. Such add-backs and deductions include litigation awards and settlements, costs associated with CEOC’s restructuring and related litigation, severance and relocation costs, sign-on and retention bonuses, permit remediation costs, and business optimization expenses. e) Amounts include consolidating adjustments, eliminating adjustments and other adjustments to reconcile to consolidated
39 CEC Property EBITDA and Adjusted EBITDA.

Caesars—The Future of Gaming
I N V E S T O R    &    A N A L Y S T    E V E N T
C A E S A R S E N T E R T A I N M E N T C O R P O R A T I O N
CHRISTIAN STUART
EXECUTIVE VICE PRESIDENT, GAMING AND INTERACTIVE ENTERTAINMENT
O C T O B E R 24, 2 0 1 7

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

Compelling Gaming Demographics

CASINO GAMERS			NON-CASINO GAMERS		
54% MILLENNIALS	53% GEN X	48% BOOMERS	25% MILLENNIALS	23% GEN X	22% BOOMERS

70-80% OF THE POPULATION ARE ACTIVE IN SOME FORM OF GAMING

- "Casino" gamers convert to new games/platforms if content resonates
- "Non-Casino" gamers require new form factors and curated experiences

Note: Demographic figures sourced from internal, proprietary study.

1

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

We Are On A Clear Path Towards The Future Of Gaming

1 DEEPENING ENGAGEMENT

Leveraging database and mobile technology to drive more play

2 ENHANCING OUR CORE PRODUCTS

Invigorating table and slot play with new features to raise profitability

3 BROADENING OUR OFFERINGS

Launching new gaming platforms that attract broader demographics

4 TRANSFORMING THE EXPERIENCE

Testing innovative experiences to lead the evolution of the customer journey


WORLD SERIES
POKER

2

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

1 Deepening Engagement

Leverage New Offer System

ESTABLISHING A UNIFIED VIEW OF THE CUSTOMER

- Deeper knowledge of activities and preferences
- Capturing combined wallet from gaming and hospitality

DYNAMIC SEGMENTATION

PRECISE REINVESTMENT

TRIGGERED OFFERS

CUSTOMER ACTIONS GENERATE OFFERS

WAVE CAMPAIGNS

UTILIZES BUSINESS RULES

OFFER COST REDUCTIONS

EXPIRATION LEAD TIMES DELIVERY

3

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

1 Deepening Engagement

Driving Trips and Longer Sessions

DEEPENING GUEST ENGAGEMENT WITH GAMIFICATION FEATURES

- Distinctively positioned to create unique customer journeys
- Personalized challenges drove over $8M in revenue gains in test phase
  - Badging promotions showed increased cross-market play
  - Leaderboards have proven to drive engagement


Mobile Check-In
Welcome to Caesars Palace!
Skip the line with mobile check-in.
Yes the real Caesars lived here. :)
CHECK-IN
11,090
$200 ON US
YOU'VE LEVELED UP
12,942

4

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

2 Enhancing Core Products

New Features Are Increasing Revenue

- Launching multiple new table game side bets and proprietary products
- Investing in new slot product at a rate 30% higher than industry average

NEW TABLE OFFERINGS
JANUARY – JUNE 2017

+11% INCREASE IN REVENUE AT SELECT TABLES WITH NEW SIDE BETS ACROSS LAS VEGAS PROPERTIES

+18% APPROXIMATE LIFT ON PROPRIETARY GAME TRIAL IN BACCARAT PIT

+8% INCREASED VOLUME WITH ADDITION OF PROGRESSIVES ON SELECT TABLES

SLOT INCREMENTALITY
APRIL 2017 – MARCH 2018

+15% INCREMENTAL REVENUE ACROSS SLOT PRODUCT



Notes: Incrementality for table initiatives is based on Q1-Q2 2017 actuals. Slot incrementality is measured in Apr-Aug 2017 and forecasted for Sep 2017-Mar-2018 for Q1-Q2 2017 slot purchases. Owned properties only.

5

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

3 Broadening our Offerings

Attracting New Customers

VIDEOGAME GAMBLING MACHINES

- First to pilot skills-based gambling machines

Gamblit games | GameCo The Video Game Casino | COMPETITION interactive

NEW SPORTS BETTING PLATFORM

- Mobile Sports at Caesars Entertainment App launched with strong early adoption

8,700 BETS AND $1.4M IN DEPOSITS IN OPENING WEEKS


AVAILABLE SPORTS
MOBILE SPORTS WAGERING
THE SPORTS BOOK IN THE PALM OF YOUR HAND

6

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

4 Transforming the Experience

Testing Innovative Experiences

LEADING IN ESPORTS EVENTS

- Highly successful tournaments held in partnership with Microsoft Xbox

Atlantic City	Las Vegas
>1000 Spectators[1]	>850 Spectators[1]

PILOTING VIRTUAL REALITY EXPERIENCES

- Encouraging results at recent events

Lake Tahoe	Las Vegas
>800 Guests	>750 Guests

PURSUING ONLINE GAMING GROWTH

- Caesars Interactive Entertainment rejoined CEC post-emergence


$300,000
GEARS
PRO CIRCUIT
LAS VEGAS
TEAM PASSES ON SALE NOW
FRIDAY JUNE 2 TO SUNDAY JUNE 4
CAESARS ENTERTAINMENT STUDIOS LAS VEGAS, NEVADA
MLG


VR ARCADE
OMNIA

1. Total venue and online spectators throughout duration of event.

7

Caesars
Entertainment
8

Relentlessly Focused On Continuous Improvement
I N V E S T O R    &    A N A L Y S T    E V E N T
C A E S A R S E N T E R T A I N M E N T C O R P O R A T I O N
BRENT LESSING
SENIOR VICE PRESIDENT, CONTINUOUS IMPROVEMENT
O C T O B E R 24, 2 0 1 7

I N V E S T O R    &    A N A L Y S T    E V E N T
Office of Continuous Improvement
DRIVING SUSTAINABLE EBITDA GROWTH WITH OUR CONTINUOUS IMPROVEMENT CULTURE WHILE IMPROVING CUSTOMER AND EMPLOYEE SATISFACTION
1 2 3
LEVERAGING DATA REENGINEERING OUR IMPROVING SERVICE AND ANALYTICS BUSINESS PROCESS AND EFFICIENCY
To increase To improve To enhance engagement and productivity across the customer revenue return the enterprise experience
1

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

1 Data & Analytics

Using Advanced Analysis Tools To Lift Revenue

ENHANCING THE VIP PLAYER CONTACT STRATEGY FOR CASINO HOSTS

- Enterprise-wide analytics launched last year to prioritize calls to VIP players
- Using statistical analysis and machine learning to prioritize calls with the highest yield
- Significant increase in trips and theo observed as casino hosts began to use new model



+6.7%
OVERALL VIP REVENUE IMPROVEMENT
YOY

+7.8%
REVENUE PER VIP HOST
YOY



2

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

2 Business Processes

Operating In A More Productive Way

INCREASING THE PRODUCTIVITY OF TABLE GAME OPERATIONS[1]

- Table startup and shutdown procedures optimized to reduce downtime
- Enhanced table mix and table placement in casino pits
- Significant improvement in labor productivity observed following adjustments



-3.4%
REDUCTION IN DEALER HOURS

+14.5%
DROP PER DEALER HOUR



1. Initiative piloted at Horseshoe Southern Indiana; evaluating ability to replicate across the enterprise.

3

INVESTOR & ANALYST EVENT

CAESARS ENTERTAINMENT

3 Service & Efficiency

Improving The Customer Experience

REDUCING LINE WAIT TIME AT OUR ENTERTAINMENT VENUES[1]

- Reconfigured queue, delivery and payment processes to streamline the experience
- Increased customer satisfaction and reduced line abandonment at peak periods
- Significant improvement in transactions per hour driving increased revenue



-40%
AVERAGE GUEST WAITING TIME

+32.3%
TRANSACTIONS PER HOUR



1. Initiative piloted at Harrah's Council Bluffs; evaluating ability to replicate across the enterprise.

4

Caesars
Entertainment
5